                                                                      Exhibit 13

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 ELDON R. ARNOLD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Eldon R. Arnold, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ Eldon R. Arnold
                                        ----------------------------------------
                                        Eldon R. Arnold

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LORETTA M. BURD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Loretta M. Burd, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

            PRODUCT NAME             1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity IH               333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and comcirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 12th day of August, 2008.


                                       /s/ Loretta M. Burd
                                       -----------------------------------------
                                       Loretta M. Burd

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                               WILLIAM B. ECKHARDT
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, William B. Eckhardt, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

            PRODUCT NAME             1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

            PRODUCT NAME             1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ William B. Eckhardt
                                        ----------------------------------------
                                         William B. Eckhardt

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JOSEPH J. GASPER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Joseph J. Gasper, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

            PRODUCT NAME             1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ Joseph J. Gasper
                                        ----------------------------------------
                                        Joseph J. Gasper

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                BERT J. HASH, JR.
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Bert J. Hash, Jr., Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ Bert J. Hash, Jr.
                                        ----------------------------------------
                                        Bert J. Hash, Jr.

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                ROBERT J. MARZEC
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Robert J. Marzec, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

            PRODUCT NAME             1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

            PRODUCT NAME             1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ Robert J. Marzec
                                        ----------------------------------------
                                        Robert J. Marzec

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                               VICTORIA W. MILLER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Victoria W. Miller, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

            PRODUCT NAME             1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

            PRODUCT NAME             1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and conftnning all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ Victoria W. Miller
                                        ----------------------------------------
                                        Victoria W. Miller

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 C. ALAN PEPPERS
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, C. Alan Peppers, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                   333-148421
MEMBERS Variable Annuity II                333-148423
MEMBERS Variable Annuity III               333-148426
MEMBERS Choice Variable Annuity            333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ C. Alan Peppers
                                        ----------------------------------------
                                        C. Alan Peppers

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                    JEFF POST
                             DIRECTOR AND PRESIDENT

KNOW ALL MEN BY THESE PRESENT, that I, Jeff Post, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers-ALL LIFE                       333-148424

          CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT FILE NO. 811-08260

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice. Variable Annuity          333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

               IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ Jeff Post
                                        ----------------------------------------
                                        Jeff Post

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 RANDY M. SMITH
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Randy M. Smith, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers-ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice.Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

               IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ Randy M. Smith
                                        ----------------------------------------
                                        Randy M. Smith

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                FAROUK D.G. WANG
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Farouk D. G. Wang, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers-ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ Farouk D. G. Wang
                                        ----------------------------------------
                                        Farouk D. G. Wang

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LARRY T. WILSON
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Larry T. Wilson, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers-ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

               IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ Larry T. Wilson
                                        ----------------------------------------
                                        Larry T. Wilson

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JAMES W. ZILINSKI
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, James W. Zilinski, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski, Pamela M. Krill or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260


           PRODUCT NAME              1933 ACT FILE NUMBER
----------------------------------   --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

              IN WITNESS WHEREOF, this 12th day of August, 2008.


                                        /s/ James W. Zilinski
                                        ----------------------------------------
                                        James W. Zilinski